UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2010

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 47.3%
CONSUMER DISCRETIONARY - 1.2%
Media - 0.9%
Comcast Cable Communications Inc., Senior Notes	6.750%	1/30/11	$200,000	$203,888
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	140,000	167,083
Walt Disney Co., Senior Notes	4.700%	12/1/12	160,000	173,376

Total Media				544,347

Multiline Retail - 0.3%
Macy’s Retail Holdings Inc.	5.350%	3/15/12	150,000	156,375

TOTAL CONSUMER DISCRETIONARY				700,722

CONSUMER STAPLES - 2.3%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	180,000	193,762
Diageo Capital PLC	5.200%	1/30/13	210,000	228,865
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	70,000	71,826

Total Beverages				494,453

Food & Staples Retailing - 0.2%
Kroger Co., Notes	3.900%	10/1/15	80,000	86,823

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	220,000	228,015

Tobacco - 0.9%
Altria Group Inc., Senior Notes	8.500%	11/10/13	50,000	59,872
Altria Group Inc., Senior Notes	9.250%	8/6/19	10,000	13,405
Philip Morris International Inc.	4.875%	5/16/13	300,000	329,342
Reynolds American Inc., Senior Notes	7.250%	6/1/13	120,000	134,801

Total Tobacco				537,420

TOTAL CONSUMER STAPLES				1,346,711

ENERGY - 3.9%
Oil, Gas & Consumable Fuels - 3.9%
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	40,000	43,565
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	40,000	40,783
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	30,000	30,158
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	260,000	275,058
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	370,000	407,361
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	90,000	119,399
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	310,000	317,822
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	400,000	470,556
Pemex Project Funding Master Trust, Senior Notes	0.896%	12/3/12	320,000	317,600	(a)(b)
Shell International Finance BV, Senior Notes	1.875%	3/25/13	60,000	61,415
XTO Energy Inc., Senior Notes	5.650%	4/1/16	170,000	202,386

TOTAL ENERGY				2,286,103

FINANCIALS - 31.7%
Capital Markets - 4.9%
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	300,000	345,825
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	210,000	223,813
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	180,000	195,641
Goldman Sachs Group Inc., Senior Notes	5.250%	4/1/13	100,000	108,026
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	60,000	63,241
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	290,000	77,575	(a)(c)(d)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	700,000	187,250	(a)(c)(d)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	570,000	57	(b)(c)(e)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	200,000	20	(c)
Macquarie Bank Ltd.	2.600%	1/20/12	580,000	594,718	(a)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	450,000	491,729
Morgan Stanley, Senior Notes	2.876%	5/14/13	300,000	305,728	(b)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	270,000	281,805

Total Capital Markets				2,875,428

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - 15.2%
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	$200,000	$202,820	(a)
Bank of Ireland Governor & Co., Senior Notes	2.750%	3/2/12	410,000	402,414	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	140,000	147,357	(a)
Bank of Nova Scotia, Secured Bonds	1.450%	7/26/13	300,000	303,244	(a)
Bank of Nova Scotia, Senior Notes	0.543%	3/5/12	280,000	280,763	(b)
Bank of Scotland PLC, Senior Secured Notes	5.000%	11/21/11	310,000	320,959	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	40,000	41,230	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	200,000	215,527	(a)
Barclays Bank PLC, Senior Notes	2.500%	1/23/13	160,000	163,475
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	120,000	133,035
BNP Paribas, Senior Notes	2.125%	12/21/12	100,000	102,209
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	120,000	119,837	(a)
Cie de Financement Foncier, Secured Bonds	2.125%	4/22/13	200,000	203,625	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	530,000	560,717	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	150,000	160,307	(a)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	130,000	134,080	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000	107,000	(a)(b)(e)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	550,000	554,148	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	300,000	306,820	(a)
Glitnir Banki HF, Notes	5.815%	1/21/11	720,000	219,600	(a)(b)(c)(d)
International Bank for Reconstruction & Development, Bonds	1.125%	7/6/12	340,000	341,768
Landsbanki Islands HF	7.431%	10/19/17	140,000	0	(a)(c)(d)(e)(f)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	410,000	44,075	(a)(c)(d)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	250,000	255,666
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	150,000	153,618	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	105,626	(a)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	360,000	352,879	(a)(b)(e)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	220,000	231,456
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	100,000	101,452	(a)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	110,000	72,151	(a)(b)(e)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	100,000	104,967	(a)
SunTrust Capital, Trust Preferred Securities	6.100%	12/1/66	60,000	55,800	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	770,000	675,675	(b)(e)
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	150,000	146,144
Westpac Banking Corp.	0.665%	4/19/11	500,000	500,563	(a)(b)
Westpac Banking Corp., Notes	3.250%	12/16/11	210,000	216,193	(a)
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	350,000	356,758
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	560,000	592,520	(a)

Total Commercial Banks				8,986,478

Consumer Finance - 2.9%
American Express Credit Corp., Senior Notes	0.408%	10/4/10	550,000	550,000	(b)
American Honda Finance Corp., Senior Notes	5.125%	12/15/10	550,000	554,812	(a)
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	150,000	163,540
GMAC Inc., Senior Notes	7.500%	12/31/13	153,000	162,563
GMAC Inc., Subordinated Notes	8.000%	12/31/18	127,000	130,493
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	160,000	161,610

Total Consumer Finance				1,723,018

Diversified Financial Services - 5.2%
Bank of America Corp., Senior Notes	4.500%	4/1/15	30,000	31,477
Citigroup Inc., Senior Notes	6.000%	12/13/13	110,000	120,602
Citigroup Inc., Senior Notes	5.500%	10/15/14	60,000	65,104
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	500,000	519,320
FDIC Structured Sale Guaranteed Notes, Notes	0.000%	10/25/13	250,000	238,552	(a)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	310,000	309,225	(b)
JPMorgan Chase Bank N.A., Medium-Term Notes	3.254%	2/11/11	205,000	205,267	(a)(b)(f)
Kreditanstalt fuer Wiederaufbau, Senior Bonds	3.500%	3/10/14	200,000	216,552
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	240,000	240,545	(b)(e)
Private Export Funding Corp., Notes	4.950%	11/15/15	240,000	277,959

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
TNK-BP Finance SA	6.875%	7/18/11	$190,000	$195,938	(a)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	130,000	133,054	(a)
ZFS Finance USA Trust I	1.442%	12/15/65	540,000	513,000	(a)(b)

Total Diversified Financial Services				3,066,595

Insurance - 3.0%
Berkshire Hathaway Inc., Senior Notes	0.391%	2/10/11	500,000	500,032	(b)
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	220,000	226,717
MetLife Inc., Senior Notes	2.375%	2/6/14	230,000	232,435
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	170,000	175,324	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	140,000	143,423
Suncorp-Metway Ltd., Senior Notes	2.026%	7/16/12	450,000	460,797	(a)(b)

Total Insurance				1,738,728

Thrifts & Mortgage Finance - 0.5%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	60,000	63,737
Stadshypotek AB, Secured Bonds	1.450%	9/30/13	250,000	250,817	(a)

Total Thrifts & Mortgage Finance				314,554

TOTAL FINANCIALS				18,704,801

HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 1.3%
Baxter FinCo BV	4.750%	10/15/10	260,000	260,193
Baxter International Inc., Senior Notes	1.800%	3/15/13	130,000	132,715
Hospira Inc., Senior Notes	5.550%	3/30/12	200,000	214,581
Medtronic Inc., Senior Notes	3.000%	3/15/15	170,000	180,020

Total Health Care Equipment & Supplies				787,509

Health Care Providers & Services - 0.2%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	110,000	118,225

TOTAL HEALTH CARE				905,734

INDUSTRIALS - 1.6%
Airlines - 1.1%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	277,632	291,514
Continental Airlines Inc., Pass-Through Certificates	6.545%	8/2/20	175,672	183,138
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	182,082	190,276

Total Airlines				664,928

Commercial Services & Supplies - 0.2%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	120,000	128,550

Industrial Conglomerates - 0.3%
United Technologies Corp., Senior Notes	5.375%	12/15/17	140,000	164,453

TOTAL INDUSTRIALS				957,931

MATERIALS - 0.6%
Chemicals - 0.4%
Dow Chemical Co., Notes	5.700%	5/15/18	60,000	65,234
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	170,000	181,842

Total Chemicals				247,076

Metals & Mining - 0.2%
Vale Overseas Ltd., Notes	6.250%	1/23/17	80,000	91,573

TOTAL MATERIALS				338,649

TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 2.2%
AT&T Inc., Senior Notes	4.850%	2/15/14	250,000	276,853
France Telecom SA, Notes	7.750%	3/1/11	200,000	205,869
Qwest Corp., Notes	8.875%	3/15/12	130,000	142,675
Telefonica Emisiones SAU	0.775%	2/4/13	400,000	391,559	(b)
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	120,000	125,490
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	100,000	136,072

Total Diversified Telecommunication Services				1,278,518

Wireless Telecommunication Services - 1.2%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	100,000	104,154
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	3.750%	5/20/11	260,000	265,158

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services - continued
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	$300,000	$345,596

Total Wireless Telecommunication Services				714,908

TOTAL TELECOMMUNICATION SERVICES				1,993,426

UTILITIES - 1.1%
Electric Utilities - 1.1%
FirstEnergy Corp., Notes	6.450%	11/15/11	5,000	5,240
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	160,000	171,977
Pacific Gas & Electric Co.	4.800%	3/1/14	400,000	440,338

TOTAL UTILITIES				617,555

TOTAL CORPORATE BONDS & NOTES (Cost - $29,091,495)				27,851,632

ASSET-BACKED SECURITIES - 14.6%
FINANCIALS - 14.6%
Automobiles - 1.8%
ARI Fleet Lease Trust, 2010-A A	1.707%	8/15/18	100,790	100,790	(a)(b)
Ford Credit Auto Owner Trust, 2009-B A2	2.100%	11/15/11	38,157	38,184
Ford Credit Auto Owner Trust, 2009-D A2	1.210%	1/15/12	124,263	124,381
Hertz Vehicle Financing LLC, 2010-1A A1	2.600%	2/25/15	270,000	274,831	(a)
Nissan Master Owner Trust Receivables, 2010-AA A	1.407%	1/15/15	290,000	294,348	(a)(b)
Volkswagen Auto Loan Enhanced Trust, 2008-1 A4	1.957%	10/20/14	240,000	244,481	(b)

Total Automobiles				1,077,015

Credit Cards - 2.6%
Bank of America Credit Card Trust, 2008-A1 A1	0.837%	4/15/13	420,000	420,231	(b)
Chase Issuance Trust, 2006-A5 A	0.277%	11/15/13	600,000	599,002	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	470,000	483,602

Total Credit Cards				1,502,835

Home Equity - 4.9%
Ameriquest Mortgage Securities Inc., 2005-R11 A2D	0.586%	1/25/36	240,000	193,318	(b)
Asset Backed Funding Certificates, 2004-OPT2 M1	1.081%	8/25/33	180,000	143,403	(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.886%	5/28/44	52,938	47,490	(b)
Bayview Financial Acquisition Trust, 2006-D 2A4	0.536%	12/28/36	398,840	279,317	(b)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.476%	12/25/36	143,368	116,969	(a)(b)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	550,377	489,457
Countrywide Home Equity Loan Trust, 2004-O	0.537%	2/15/34	43,949	18,651	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.407%	11/15/36	244,824	177,566	(b)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.256%	5/26/37	148,646	132,920	(a)(b)
MASTR Specialized Loan Trust, 2006-2	0.516%	2/25/36	218,898	102,882	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.516%	6/25/46	374,301	192,162	(a)(b)
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	144,351	146,811	(b)
Residential Asset Securities Corp., 2006-KS1 A4	0.556%	2/25/36	310,000	201,603	(b)
SACO I Trust, 2006-3 A3	0.716%	4/25/36	467,268	135,836	(b)
Small Business Administration, 2004-2	3.080%	9/25/18	213,785	225,966	(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.156%	11/25/34	235,768	193,421	(b)
Structured Asset Securities Corp., 2004-SC1	8.535%	12/25/29	61,573	60,924	(a)(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	33,160	31,520

Total Home Equity				2,890,216

Manufactured Housing - 0.8%
Countryplace Manufactured Housing Contract Trust, 2007-1 A2	5.232%	7/15/37	176,782	176,782	(a)(b)(f)
Green Tree, 2008-MH1 A1	7.000%	4/25/38	293,503	300,281	(a)(b)

Total Manufactured Housing				477,063

Student Loan - 4.5%
Nelnet Student Loan Trust, 2008-4 A4	1.978%	4/25/24	1,090,000	1,123,531	(b)
SLM Student Loan Trust, 2003-11 A4	0.482%	6/15/20	74,705	74,489	(b)
SLM Student Loan Trust, 2003-11 A6	0.582%	12/15/25	200,000	185,620	(a)(b)(f)
SLM Student Loan Trust, 2005-10 A3	0.548%	10/25/16	205,331	205,271	(b)
SLM Student Loan Trust, 2005-10 A4	0.608%	10/25/19	150,000	148,879	(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Student Loan - continued
SLM Student Loan Trust, 2006-5 A5	0.608%	1/25/27	$200,000	$188,909	(b)
SLM Student Loan Trust, 2007-2 A2	0.498%	7/25/17	212,300	211,217	(b)
SLM Student Loan Trust, 2007-6 A1	0.668%	4/27/15	146,518	146,491	(b)
SLM Student Loan Trust, 2008-1 A2	0.848%	10/25/16	200,000	200,754	(b)
Student Loan Consolidation Center, 2002-1 A3	2.704%	3/1/42	100,000	91,500	(a)(b)
Student Loan Consolidation Center, 2002-2 A14	1.848%	7/1/42	100,000	91,500	(a)(b)

Total Student Loan				2,668,161

TOTAL ASSET-BACKED SECURITIES (Cost - $9,419,784)				8,615,290

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.0%
American Home Mortgage Investment Trust, 2005- SD1 1A1	0.706%	9/25/35	373,190	200,203	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	3.454%	12/20/34	61,947	38,434	(b)
Banc of America Mortgage Securities, 2003-D	2.958%	5/25/33	72,027	69,419	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.606%	8/25/35	271,608	189,298	(a)(b)
Bear Stearns ARM Trust, 2004-10 15A1	3.185%	1/25/35	138,806	120,607	(b)
Bear Stearns Commercial Mortgage Securities Inc., 2004-PWR4 A2	5.286%	6/11/41	347,771	365,709	(b)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.576%	7/25/35	256,801	153,304	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-5	2.492%	8/25/35	189,269	102,800	(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	5.557%	8/25/47	398,417	309,220	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.558%	11/20/35	236,010	131,221	(b)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.536%	11/25/35	127,628	121,488	(b)
Countrywide Home Loans, 2005-R3 AF	0.656%	9/25/35	325,935	275,834	(a)(b)
Crusade Global Trust, 2003-2	0.481%	9/18/34	23,844	23,452	(b)(f)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.707%	6/25/34	195,876	190,936	(b)
CS First Boston Mortgage Securities Corp., 2004-AR6 1A1	2.700%	10/25/34	102,939	99,732	(b)
Federal National Mortgage Association (FNMA), 2002-83 MD	5.000%	9/25/16	324,851	331,419
First Horizon Alternative Mortgage Securities, 2004-AA4 A1	2.255%	10/25/34	167,785	143,847	(b)
First Union National Bank-Bank of America Commercial Mortgage Trust, 2001-C1 A2	6.136%	3/15/33	54,138	54,246
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	258,991	265,870
Government National Mortgage Association (GNMA), 2010-H02 FA	0.937%	2/20/60	409,035	414,189	(b)(f)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.807%	3/20/60	209,010	212,417	(b)(f)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.257%	5/20/60	239,516	246,701	(b)
Greenpoint Mortgage Funding Trust, 2006-AR7 1A1B	0.376%	12/25/46	35,503	2,380	(b)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	200,000	205,619	(a)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.606%	9/25/35	316,634	266,336	(a)(b)
Indymac INDX Mortgage Loan Trust, 2004-AR15	2.813%	2/25/35	140,892	84,939	(b)
LB-UBS Commercial Mortgage Trust, 2001-WM A2	6.530%	7/14/16	170,000	171,881	(a)
Luminent Mortgage Trust, 2006-7 2A2	0.476%	12/25/36	873,371	185,134	(b)
Medallion Trust, 2003-1G A	0.482%	12/21/33	28,123	27,679	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.045%	1/25/29	12,208	11,812	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.852%	2/25/34	172,372	165,667	(b)
Prime Mortgage Trust, 2005-2 2A1	7.278%	10/25/32	79,927	79,172	(b)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	31,368	31,397
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	19,176	19,905

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Residential Asset Mortgage Products Inc., 2005- SL1 A7	8.000%	5/25/32	$377,548	$354,560
Sequoia Mortgage Trust, 2003-2 A2	1.144%	6/20/33	19,583	16,054	(b)
Sequoia Mortgage Trust, 2004-6 A1	1.949%	7/20/34	97,610	85,176	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.534%	6/25/35	278,402	200,841	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.562%	6/25/33	459,323	441,369	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.656%	9/25/33	113,317	96,320	(a)(b)(f)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	300,000	278,544
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.897%	8/20/35	112,948	76,918	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.717%	8/25/33	162,090	164,191	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.666%	12/25/45	392,733	251,529	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 1A1	3.556%	7/25/37	272,643	193,941	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.340%	6/25/46	371,011	161,587	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $9,778,636)				7,633,297

MORTGAGE-BACKED SECURITIES - 3.7%
FNMA - 1.8%
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	501,276	543,586
Federal National Mortgage Association (FNMA)	2.878%	12/1/34	63,758	66,915	(b)
Federal National Mortgage Association (FNMA)	2.883%	12/1/34	49,186	51,619	(b)
Federal National Mortgage Association (FNMA)	2.131%	1/1/35	135,314	140,849	(b)
Federal National Mortgage Association (FNMA)	2.289%	3/1/35	243,899	255,231	(b)

Total FNMA				1,058,200

GNMA - 1.9%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	200,000	225,914
Government National Mortgage Association (GNMA)	7.000%	3/15/36	400,000	460,580
Government National Mortgage Association (GNMA)	1.730%	1/20/60	238,831	242,786	(b)(f)
Government National Mortgage Association (GNMA)	2.420%	8/20/60	199,916	216,737	(b)

Total GNMA				1,146,017

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $2,183,120)				2,204,217

SOVEREIGN BONDS - 0.9%
Canada - 0.9%
Province of Ontario, Notes (Cost - $479,516)	2.950%	2/5/15	480,000	508,115

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.8%
U.S. Government Agencies - 12.1%
Federal Farm Credit Bank (FFCB), Bonds	0.550%	6/13/12	1,200,000	1,200,099
Federal Home Loan Bank (FHLB), Bonds	0.610%	5/26/11	1,200,000	1,200,589
Federal Home Loan Bank (FHLB), Bonds	0.330%	9/30/11	1,200,000	1,199,881
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.700%	9/28/12	1,200,000	1,199,003
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.400%	7/26/13	600,000	601,372
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.000%	2/16/17	270,000	317,083
Federal National Mortgage Association (FNMA)	4.750%	2/21/13	500,000	547,454
Federal National Mortgage Association (FNMA), Notes	1.350%	8/16/13	600,000	601,456
Federal National Mortgage Association (FNMA), Notes	1.050%	9/9/13	300,000	300,162

Total U.S. Government Agencies				7,167,099

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - 6.7%
U.S. Treasury Notes	0.750%	9/15/13	$350,000	$351,148
U.S. Treasury Notes	1.250%	8/31/15	1,980,000	1,979,382
U.S. Treasury Notes	1.875%	8/31/17	720,000	719,382
U.S. Treasury Notes	3.500%	5/15/20	810,000	879,231

Total U.S. Government Obligations				3,929,143

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $11,048,803)				11,096,242

			SHARES
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		12,125	5,214	*(b)
Federal National Mortgage Association (FNMA)	8.250%		8,850	3,850	*(b)

TOTAL PREFERRED STOCKS (Cost - $524,375)				9,064

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $62,525,729)				57,917,857

			FACE AMOUNT
SHORT-TERM INVESTMENTS - 2.2%
U.S. Government Agencies - 0.2%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $114,831)	0.240%	5/9/11	$115,000	114,866	(g)(h)

Repurchase Agreements - 2.0%
Barclays Capital Inc. repurchase agreement dated 9/30/10; Proceeds at maturity - $1,210,006; (Fully collateralized by U.S. government obligations, 1.375% due 1/15/13; Market value - $1,234,200) (Cost - $1,210,000)	0.180%	10/1/10	1,210,000	1,210,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $1,324,831)				1,324,866

TOTAL INVESTMENTS - 100.5% (Cost - $63,850,560#)				59,242,723
Liabilities in Excess of Other Assets - (0.5)%				(307,954)

TOTAL NET ASSETS - 100.0%				$58,934,769

*	Non-income producing security.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.
(c)	The coupon payment on these securities is currently in default as of September 30, 2010.
(d)	Illiquid security.
(e)	Security has no maturity date. The date shown represents the next call date.
(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(g)	Rate shown represents yield-to-maturity.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ARM	— Adjustable Rate Mortgage

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/14/11	$99.25	26	$25,350
Eurodollar Futures, Put	3/14/11	99.25	26	3,250

TOTAL WRITTEN OPTIONS (Premiums received - $25,506)				$28,600

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Limited Duration Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$27,646,365	$205,267	$27,851,632
Asset-backed securities	—	8,252,888	362,402	8,615,290
Collateralized mortgage obligations	—	7,324,560	308,737	7,633,297
Mortgage-backed securities	—	1,961,431	242,786	2,204,217
Sovereign Bonds	—	508,115	—	508,115
U.S. government & agency obligations	—	11,096,242	—	11,096,242
Preferred stocks	$9,064	—	—	9,064

Total long-term investments	$9,064	$56,789,601	$1,119,192	$57,917,857

Notes to Schedule of Investments (unaudited) (cont’d)

Short-term investments†	—	1,324,866	—	1,324,866

Total investments	$9,064	$58,114,467	$1,119,192	$59,242,723

Other financial instruments:
Futures contracts	$4,367	—	—	$4,367
Written options	(28,600)	—	—	(28,600)
Credit default swaps on corporate issues - buy protection‡	—	$6,209	—	6,209
Credit default swaps on credit indices - sell protection‡	—	(37,860)	—	(37,860)

Total other financial instruments	$(24,233)	$(31,651)	—	$(55,884)

Total	$(15,169)	$58,082,816	$1,119,192	$59,186,839

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of December 31, 2009	—	—	—	—	—
Accrued premiums/discounts	—	$118	$1,171	$(71)	$1,218
Realized gain (loss)[1]	—	—	738	(35)	703
Change in unrealized appreciation (depreciation)[2]	—	(123)	3,146	(2,310)	713
Net purchases (sales)	—	185,625	303,682	245,202	734,509
Transfers into Level 3	$205,267	176,782	—	—	382,049
Transfers out of Level 3	—	—	—	—	—

Balance as of September 30, 2010	$205,267	$362,402	$308,737	$242,786	$1,119,192

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[2]	—	$(123)	$3,146	$(2,310)	$713

[1]	This amount is included in net realized gain (loss) from investment transactions.

[2]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty

Notes to Schedule of Investments (unaudited) (cont’d)

defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, change in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of Investments (unaudited) (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,550,596
Gross unrealized depreciation	(6,158,433)

Net unrealized depreciation	$(4,607,837)

At September 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	8	12/11	$1,982,926	$1,986,000	$3,074
U.S. Treasury 5-Year Notes	24	12/10	2,879,594	2,900,813	21,219

					$24,293

Contracts to Sell:
90-Day Eurodollar	8	12/12	1,968,674	1,973,800	(5,126)
U.S. Treasury 10-Year Notes	11	12/10	1,375,042	1,386,516	(11,474)
U.S. Treasury 2-Year Notes	9	12/10	1,972,033	1,975,359	(3,326)

					$(19,926)

Net Unrealized Gain on Open Futures Contracts					$4,367

Notes to Schedule of Investments (unaudited) (cont’d)

During the period ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	67	$38,853
Options written	496	184,500
Options closed	(417)	(182,507)
Options exercised	(25)	(7,106)
Options expired	(69)	(8,234)

Written options, outstanding September 30, 2010	52	$25,506

At September 30, 2010, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	$40,000	3/20/11	5.000% quarterly	$(17)	$(195)	$178
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	40,000	3/20/15	5.000% quarterly	2,071	349	1,722
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	50,000	3/20/20	5.000% quarterly	3,575	1,247	2,328
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	30,000	3/20/13	5.000% quarterly	580	(164)	744

Total	$160,000			$6,209	$1,237	$4,972

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION3

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1)	$352,194	7/25/45	0.180% monthly	$(37,860)	$(21,241)	$(16,619)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the reference index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (cont’d)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$24,293	$(19,926)	$(28,600)	—	$(24,233)
Credit Contracts	—	—	—	$(31,651)	(31,651)
Other Contracts	—	—	—	—	—

Total	$24,293	$(19,926)	$(28,600)	$(31,651)	$(55,884)

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$3,430
Written options	50,965
Futures contracts (to buy)	5,467,727
Futures contracts (to sell)	4,212,665

Average Notional Balance
Credit default swap contracts (to buy protection)	1,239,040
Credit default swap contracts (to sell protection)	372,066

†	At September 30, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of September 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $37,877. If a contingent feature would have been triggered as of September 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 23, 2010

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 23, 2010